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EXHIBIT 99.2

COMMUNITY BANK OF NORTHERN VIRGINIA
INSTRUCTIONS AND FORMS FOR CASH ELECTION

        Pursuant to the Agreement and Plan of Merger, dated as of January 24, 2005 (the "Merger Agreement"), among Community Bank of Northern Virginia ("Community Bank"), Mercantile Bankshares Corporation ("Bankshares") and Mercantile-Safe Deposit and Trust Company, a wholly-owned subsidiary of Bankshares ("MSD&T"), you are entitled to elect, on the terms and subject to the conditions provided for in the Merger Agreement, to have some or all of your shares of Community Bank common stock converted into the right to receive cash rather than shares of Bankshares common stock upon consummation of the merger of Community Bank and MSD&T. All elections are subject to the proration procedures described in the Merger Agreement and the accompanying proxy statement/prospectus. You should carefully read the accompanying proxy statement/prospectus and the Merger Agreement for a complete explanation of the proration and other terms of the cash election.

Please note the following:

  •
  You should complete the Election Form and Letter of Transmittal ONLY if you hold shares in registered form. If any of your shares are held in unregistered form or "street name" by a broker, bank or other nominee, please contact your broker, bank or other nominee for instructions on how to make an election for those shares.

  •
  If you elect to receive cash, upon consummation of the merger and subject to proration, you will receive $20.375 in cash for each share of Community Bank common stock with respect to which you make a valid cash election. If you do not make a valid election, upon consummation of the merger and subject to proration, you will receive 0.4005 of a share of Bankshares common stock for each share of Community Bank common stock you hold and cash in lieu of any fractional share. In no event will any interest be paid on amounts payable under the Merger Agreement. You may revoke your election at any time prior to the Election Deadline, as described below.

  •
  The deadline for making an election is 5:00 p.m., EST, on [•], 2005 (the "Election Deadline"). For an election to be valid, a properly completed Election Form and Letter of Transmittal and the related stock certificates representing your shares of Community Bank common stock must be received by the exchange agent, American Stock Transfer & Trust Company, prior to the Election Deadline. If you do not submit a valid Election Form and Letter of Transmittal along with your stock certificates prior to the Election Deadline, you will be deemed to have made a "non-election" with respect to your shares of Community Bank common stock, and those shares of Community Bank common stock will be converted into the right to receive shares of Bankshares common stock, subject to the proration provisions of the Merger Agreement.

  •
  You are not guaranteed to receive only cash if you make a cash election. The Merger Agreement provides that the form of merger consideration actually received by you may differ from the form of consideration that you elect to receive because of the proration provisions contained in the Merger Agreement. Please refer to the instructions below and the proxy statement/prospectus for more information about proration.

  •
  Generally, receiving cash will be treated as a transaction in which gain (or possibly loss) will be recognized for U.S. federal income tax purposes. You should refer to the discussion under "The Merger Agreement—Material United States Federal Income Tax Consequences of the Merger" in the accompanying proxy statement/prospectus. Because individual circumstances may differ, you should consult your tax advisor to determine the tax effects of the merger, including the application and effect of foreign, federal, state, local or other tax laws.

  •
  Completing the Election Form and Letter of Transmittal is not a vote regarding the merger. Please use the proxy card and related instructions delivered with the proxy statement/prospectus to vote on the merger. You are not required to vote in favor of the merger in order to make an election.

  •
  All Election Form and Letter of Transmittals will be void and of no effect, and any surrendered shares will be returned to you (at no cost to you), if the Merger Agreement is terminated and the merger is not consummated for any reason.

The options for electing consideration in the merger are:

1.
Exchange ALL of your shares of Community Bank common stock for cash. You may select this option, indicating that you want to receive cash in exchange for ALL of your shares of Community Bank common stock, subject to the proration provisions of the Merger Agreement.

2.
Exchange A PORTION of your shares of Community Bank common stock for cash. You may select this option, indicating that you want to receive cash in exchange for A PORTION of your shares of Community Bank common stock, subject to the proration provisions of the Merger Agreement.

3.
Make no election. If you do not want to make a cash election or you want to receive Bankshares common stock in exchange for your shares of Community Bank common stock, you should not complete and return the Election Form and Letter of Transmittal and you will automatically be deemed to have made a "non-election". You will be mailed another Letter of Transmittal and instructions promptly after consummation of the merger.

The documents necessary to complete an election are attached hereto and include:

1.
The Instructions for Completing the Election Form and Letter of Transmittal;

2.
The Election Form and Letter of Transmittal, which enables you to make your election to receive cash, attach your stock certificates, complete the Substitute Form W-9 to certify your Taxpayer Identification/Social Security Number and include any information required for special payment, special delivery or signature guarantee;

3.
The Substitute Form W-9 Guidelines; and

4.
A return envelope for mailing the completed items to the exchange agent, American Stock Transfer & Trust Company.

If you have any questions regarding how to make an election or the enclosed forms, please contact American Stock Transfer & Trust Company, the exchange agent for the merger, at 1-877-248-6417 (toll free) or 1-718-921-8317.

This communication is not a solicitation of a proxy from any Community Bank shareholder. Bankshares has filed with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 and Community Bank has filed with the Federal Deposit Insurance Corporation (the "FDIC") a proxy statement, each of which contains the proxy statement/prospectus that was mailed with the Election Form and Letter of Transmittal to Community Bank shareholders on or about [    •    ], 2005. Bankshares and Community Bank may file other relevant documents concerning the merger with the SEC or the FDIC. SHAREHOLDERS OF COMMUNITY BANK ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC OR FDIC BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE MERGER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Shareholders may obtain documents filed with the SEC free of charge at the SEC's website, www.sec.gov. Documents filed with the SEC by Bankshares may also be obtained without charge from Bankshares on the Internet at www.mercantile.com, under the "Investor Relations" section, or by contacting Mercantile Bankshares Corporation, Attn: Dave Borowy at Two Hopkins Plaza, Baltimore, Maryland 21201 or by telephone at (410) 347-8039. Documents filed with the FDIC by Community Bank may be obtained without charge from Community Bank on the Internet at www.cbnv.com, under the "Investor Relations" section, or by contacting Community Bank, Attn: B. Lisa Benjamin at 107 Free Court, Sterling, Virginia 20164 or by telephone at (703) 356-7672.

2

INSTRUCTIONS FOR COMPLETING THE ELECTION FORM AND
LETTER OF TRANSMITTAL

These instructions are for the accompanying Election Form and Letter of Transmittal for the shareholders of Community Bank. You should complete the Election Form and Letter of Transmittal and return the stock certificates for which you have made a cash election ONLY if you hold shares in registered form and want to elect to receive cash in exchange for some or all of your shares of Community Bank common stock. If you do not want to elect to receive cash for some or all of your shares of Community Bank common stock, do NOT complete the Election Form and Letter of Transmittal and do NOT return your stock certificates. Do NOT complete the Election Form and Letter of Transmittal if you hold your shares in unregistered form. If you want to make a cash election but hold shares in unregistered form or "street name", please contact your broker, bank or other nominee for more information and instructions on how to make an election.

You are not guaranteed to receive only cash if you make a cash election. All elections and non-elections are subject to the terms of the Merger Agreement provided to shareholders as part of the proxy statement/prospectus, dated [    •    ], 2005. The Merger Agreement provides that the form of merger consideration actually received by you may differ from the form of consideration that you elect to receive because of the proration provisions contained in the Merger Agreement. Please refer to the instructions below and the proxy statement/prospectus for more information about proration.

The Election Deadline is 5:00 p.m., EST on [    •    ], 2005.    If the exchange agent, American Stock Transfer & Trust Company, does not receive a valid Election Form and Letter of Transmittal at its designated office by the Election Deadline, you will be deemed to have made a "non-election" and your shares of Community Bank common stock will be converted into the right to receive shares of Bankshares common stock, subject to the proration provisions of the Merger Agreement.

1.     ACCOUNT INFORMATION

Section 1 of the Election Form and Letter of Transmittal shows the registration of your account and the number and type of shares owned by you as reflected on the records of Community Bank at the time of mailing these instructions.

Please mark through any incorrect address information that is printed in this area on the Election Form and Letter of Transmittal. Clearly print the correct address in the space beside the printed information.

Do NOT complete the Election Form and Letter of Transmittal if you hold your shares in unregistered form. If you want to make a cash election but hold shares in unregistered form or "street name", please contact your broker, bank or other nominee for more information and instructions on how to make an election. These shares may be eligible for book-entry transfer from your broker, bank or other nominee to the account of the exchange agent.

2.     ELECTION OPTIONS

The terms of the Merger Agreement allow you to elect to receive cash in exchange for some or all of your shares of Community Bank common stock, subject to the proration provisions of the Merger Agreement as described in the proxy statement/prospectus.

Select from the following options:

1.
Elect to exchange ALL of your shares of Community Bank common stock for cash. You may select this option, indicating that you want to receive $20.375 in cash, without interest, in exchange for ALL of your shares of Community Bank common stock, subject to the proration provisions of the Merger Agreement.

2.
Elect to exchange A PORTION of your shares of Community Bank common stock for cash. You may select this option, indicating that you want to receive $20.375 in cash, without interest, in exchange for A PORTION of your shares of Community Bank common stock, subject to the proration provisions of the Merger Agreement. If you select this option, you must indicate in the space provided on the Election Form and Letter of Transmittal the number of shares of Community Bank common stock in exchange for which you are electing to receive cash. You will be deemed to have made a "non-election" with respect to your remaining shares of Community Bank common stock, and those remaining shares of Community Bank common stock will be converted into the right to receive shares of Bankshares common stock, subject to the proration provisions of the Merger Agreement. If you select this option but you do not indicate the number of shares of Community Bank common stock in exchange for which you are electing to receive cash, we will assume you want to exchange ALL of your shares for cash.

3.
Make no election. If you do not want to make a cash election or you want to receive Bankshares common stock in exchange for your shares of Community Bank common stock, you should not complete and return the Election Form and Letter of Transmittal and you will automatically be deemed to have made a "non-election" as described above. You will be mailed another Letter of Transmittal and instructions promptly after consummation of the merger.

You are not guaranteed to receive your election choice. Bankshares will pay cash for 40% of the outstanding shares of Community Bank common stock and issue shares of Bankshares common stock for 60% of the outstanding shares of Community Bank common stock. If the aggregate number of shares of Community Bank common stock for which an election to receive cash is made is higher than 40% of the outstanding shares of Community Bank common stock, a pro rata portion of those shares will be converted into the right to receive Bankshares common stock in order to provide the 40% cash/60% stock allocation. If the aggregate number of shares of Community Bank common stock for which an election to receive cash is made is lower than 40% of the outstanding shares of Community Bank common stock, a pro rata portion of the non-electing shares will be converted into the right to receive cash in order to provide the 40% cash/60% stock allocation. Because of this proration, you cannot be certain of receiving the form of consideration that you desire with respect to all of your shares of Community Bank common stock. For more information about the election procedures and proration of shares, please refer to the Merger Agreement and the proxy statement/prospectus.

If you elect to exchange any of your shares of Community Bank common stock for cash, your stock certificates representing the shares for which you are electing to receive cash must be returned with the completed and executed Election Form and Letter of Transmittal.

Do NOT complete the Election Form and Letter of Transmittal if you hold your shares in unregistered form. If you want to make a cash election but hold shares in unregistered form or "street name", please contact your broker, bank or other nominee for more information and instructions on how to make an election. These shares may be eligible for book-entry transfer from your broker, bank or other nominee to the account of the exchange agent.

If you are mailing your stock certificates, we recommend that you make copies of your stock certificates and completed Election Form and Letter of Transmittal. We also recommend sending the items by registered mail, return receipt requested, and insured for at least 2.0% of the market value ($20 minimum). This is the amount that it commonly costs to replace a lost certificate. Please do not return any documents to Community Bank or Bankshares.

3.     REQUIRED SIGNATURES

Signatures

The signature (or signatures, in the case of certificates owned by two or more holders) on the Election Form and Letter of Transmittal should correspond exactly with the name(s) as written on the face of the certificate(s). If the shares of Community Bank common stock described on the Election Form and Letter of Transmittal have been assigned by the registered holder(s), the Election Form and Letter of

Transmittal should be signed in exactly the same form as the name of the last transferee indicated on the transfer attached to or endorsed on the certificate(s).

If the Election Form and Letter of Transmittal is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or by any others acting in a representative or fiduciary capacity, the person signing, unless he or she is the registered holder, must give such person's full title in such capacity, and appropriate evidence of authority to act in such capacity must be forwarded to the exchange agent with the Election Form and Letter of Transmittal.

Signature Guarantee

If the Election Form and Letter of Transmittal is signed by a person other than the registered holder of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed by the registered holder(s) in the name(s) that appear on the certificate(s), and the signature(s) appearing on such endorsement(s) or stock power(s) and on the Election Form and Letter of Transmittal must be guaranteed by an eligible financial institution or broker who is a member/participant in a Medallion Program approved by the Securities Transfer Association, Inc.

4.     SPECIAL PAYMENT AND SPECIAL DELIVERY INSTRUCTIONS

Special Payment

If you want your check made payable to a name or names different from the name(s) printed on the Election Form and Letter of Transmittal, please follow the instructions below.

First, print the name(s) and address of the person(s) receiving the check in the space provided under Special Payment Instructions. Then, refer to the procedures described below for the requirements needed to make some of the most frequently requested types of registration changes. Any additional documents required below must accompany your share certificate(s) and your Election Form and Letter of Transmittal.

Name change due to marriage or transfer of ownership to another individual:

(a)
If there has been a name change due to marriage, sign the Election Form and Letter of Transmittal as the name appears on the face of the certificate, write "Now Known As" and then sign with the new name.

  Obtain a signature guarantee for the shareholder whose name is printed on the Election Form and Letter of Transmittal. If it is a joint account, both owners must sign and have their signatures guaranteed. Each signature must be guaranteed by an eligible financial institution or broker who is a member/participant in a Medallion Program approved by the Securities Transfer Association, Inc. The signature of a Notary Public is not acceptable for this purpose.

(b)
Complete the Substitute Form W-9 on the Election Form and Letter of Transmittal by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the accompanying Substitute Form W-9 Guidelines for more detailed information.

The shareholder whose name is printed on the Election Form and Letter of Transmittal is deceased. You are the executor or administrator of the estate:

(a)
Provide a copy of the court qualification appointing the legal representative (dated within 60 days).

(b)
Obtain a signature guarantee for the legal representative. The signature must be guaranteed by an eligible financial institution or broker who is a member/participant in a Medallion Program approved by the Securities Transfer Association, Inc. The signature of a Notary Public is not acceptable for this purpose.

(c)
Complete the Substitute Form W-9 on the Election Form and Letter of Transmittal by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. If the account is being registered in the name of the estate and not to an individual, a TIN is required. Please refer to the accompanying Substitute Form W-9 Guidelines for more detailed information.

The account is a joint account and one of the accountholders is deceased. You are transferring shares to the survivor only:

(a)
Provide a copy of the death certificate.

(b)
Survivor's signature (signature guarantee is not necessary in this case).

(c)
Complete the Substitute Form W-9 on the Election Form and Letter of Transmittal by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign a Substitute Form W-9. Please refer to the accompanying Substitute Form W-9 Guidelines for more detailed information.

The account is a joint account and one of the accountholders is deceased. You are transferring shares to the survivor and adding a name:

(a)
Provide a copy of the death certificate.

(b)
The survivor must obtain a signature guarantee. The signature must be guaranteed by an eligible financial institution or broker who is a member/participant in a Medallion Program approved by the Securities Transfer Association, Inc. The signature of a Notary Public is not acceptable for this purpose.

(c)
Complete the Substitute Form W-9 on the Election Form and Letter of Transmittal by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign a Substitute Form W-9. Please refer to the accompanying Substitute Form W-9 Guidelines for more detailed information.

The account is a custodial account and the former minor has reached the age of majority:

(a)
Provide a copy of the birth certificate of the former minor.

(b)
Complete the Substitute Form W-9 on the Election Form and Letter of Transmittal by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign a Substitute Form W-9. Please refer to the accompanying Substitute Form W-9 Guidelines for more detailed information.

You want to have the account registered in the name of a trust:

(a)
Obtain a signature guarantee for the shareholder whose name is printed on the Election Form and Letter of Transmittal. If it is a joint account, both owners must sign and have their signatures guaranteed. Each signature must be guaranteed by an eligible financial institution or broker who is a member/participant in a Medallion Program approved by the Securities Transfer Association, Inc. The signature of a Notary Public is not acceptable for this purpose.

(b)
Provide the name of the trust, date of the trust and trustees.

(c)
Complete the Substitute Form W-9 on the Election Form and Letter of Transmittal by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign a Substitute Form W-9. Please refer to the accompanying Substitute Form W-9 Guidelines for more detailed information.

Special Delivery

Complete this box if you want your check to be delivered to an address other than the one printed in Section 1 on the Election Form and Letter of Transmittal. Your address of record will not be affected by completing this section.

5.     SUBSTITUTE FORM W-9

Regardless of whether you have previously furnished a Taxpayer Identification Number (TIN), Social Security Number (SSN) or the certification on Form W-9 with respect to dividend payments, you must again furnish this number on the Substitute Form W-9. Please refer to the accompanying Substitute Form W-9 Guidelines for further information.

6.     CHANGE OR REVOCATION OF ELECTION

An election to receive cash may be revoked in writing to the exchange agent by the person submitting the Election Form and Letter of Transmittal at any time prior to the Election Deadline. In the event of a revocation of an election to receive cash, a revoking holder will be deemed to have made a "non-election" with respect to the shares for which the revocation is made. The exchange agent will have reasonable discretion to determine whether any election or revocation has been properly or timely made and to disregard immaterial defects in the Election Form and Letter of Transmittals, and any good faith decisions of Bankshares regarding these matters will be binding and conclusive. Neither Bankshares nor the exchange agent will be under any obligation to notify any person of any defects in an Election Form and Letter of Transmittal.

After the Election Deadline, a holder of Community Bank common shares may not change his or her election and may not withdraw his or her certificate(s).

7.     NULLIFICATION OF ELECTION UPON TERMINATION OF THE MERGER AGREEMENT

All Election Form and Letter of Transmittals will be void and of no effect, and any surrendered shares will be returned to you (at no cost to you), if the Merger Agreement is terminated and the merger is not consummated for any reason.

8.     SURRENDER OF CERTIFICATES AND EXCHANGE OF SHARES

If you hold shares in registered form and elect to exchange any of your shares of Community Bank common stock for cash, stock certificates representing all shares with respect to which you are making an election must be returned with the completed and executed Election Form and Letter of Transmittal. Your certificate(s) may be surrendered by a firm acting as your agent if such firm is a member of a registered national securities exchange or of The National Association of Securities Dealers, Inc. (NASD) or is a commercial bank or trust company in the United States.

If you elect to exchange a portion but less than all of your shares of Community Bank common stock for cash, any stock certificate(s) you deliver with this Election Form and Letter of Transmittal will be retained by the exchange agent as provided herein and will be exchanged for the appropriate merger consideration upon the consummation of the merger as provided in the merger agreement. Accordingly, if you deliver stock certificate(s) that represent non-election shares as well as cash election shares, such non-election shares will, without any further action on your part, be exchanged for the merger consideration allocated to non-election shares as provided in the Merger Agreement. In the event you hold additional stock certificate(s) relating to non-election shares that are not delivered as provided in this Election Form and Letter of Transmittal, after the consummation of the merger the exchange agent will send to you a separate letter of transmittal that you can use to deliver your shares and receive the merger consideration. If you deliver separate letters of transmittal, any cash in lieu of fractional shares of Bankshares common stock that would otherwise be issuable to you as part of the merger consideration will be calculated separately for each letter of transmittal. Please contact the exchange agent if you have any questions about the receipt of cash in lieu of fractional shares.

If you are mailing your stock certificates, we recommend that you make copies of your stock certificates and completed Election Form and Letter of Transmittal. We also recommend sending the items by registered mail, return receipt requested, and insured for at least 2.0% of the market value ($20 minimum). This is the amount that it commonly costs to replace a lost certificate. Please do not return any documents to Community Bank or Bankshares.

Soon after the completion of the merger, the exchange agent will send a Letter of Transmittal to each person who was a Community Bank shareholder of record at the effective time of the merger and who has not previously submitted his or her Community Bank stock certificate(s). These additional materials will instruct shareholders who did not make a cash election on how to exchange their shares for consideration to be provided in the merger.

IF YOU ARE MAKING AN ELECTION, BEFORE YOU MAIL OR DELIVER YOUR ELECTION FORM AND LETTER OF TRANSMITTAL, PLEASE BE SURE TO:

1)
Complete the entire Election Form and Letter of Transmittal.
2)
Verify the election you have chosen.
3)
Sign and date the Election Form and Letter of Transmittal.
4)
Print your SSN or TIN on the Election Form and Letter of Transmittal and sign the Substitute Form W-9.
5)
Include any information required by item 4 of the Election Form and Letter of Transmittal, including a Signature Guarantee, if applicable.
6)
Make copies of your stock certificates and completed Election Form and Letter of Transmittal.
7)
Use the return envelope provided for submitting the Election Form and Letter of Transmittal and your share certificates representing the shares of Community Bank common stock in exchange for which you have elected to receive cash. We recommend sending the items by registered mail, return receipt requested and insured for at least 2.0% of the market value ($20 minimum).

IF YOU HAVE ADDITIONAL QUESTIONS OR REQUIRE FURTHER ASSISTANCE, PLEASE CONTACT THE EXCHANGE AGENT:

American Stock Transfer & Trust Company at 1-877-248-6417 (toll free) or 1-718-921-8317.

ELECTION FORM AND LETTER OF TRANSMITTAL

THIS FORM MUST BE RECEIVED BY the exchange agent, American Stock Transfer & Trust Company no later than 5:00 p.m., EST, on [•], 2005 in order to be valid	Return this form to the exchange agent,
American Stock Transfer &
Trust Company, by mail, hand or overnight
delivery as follows:

American Stock Transfer & Trust Company
59 Maiden Lane, Plaza Level
New York, New York 10038	Do you need Assistance? Call the exchange agent, American Stock Transfer & Trust Company, at 1-877-248-6417 TOLL FREE or 1-718-921-8317

1.     Account Information

In the lines listed below, please indicate (A) your share certificate numbers and (B) the number of shares represented by each certificate.
1.
2.
3.
4.

If you have lost any of your stock certificates, contact the exchange agent, American Stock Transfer & Trust Company, before submitting this Election Form and Letter of Transmittal.

2.     Cash Election Options—Mark ONLY ONE box below.

☐	1.	Exchange ALL of my shares of Community Bank common stock for cash.	☐	2.	Exchange A PORTION of my shares of Community Bank common stock for cash.	If Box 2 is checked and you do not fill in a number, we will assume you want to exchange ALL of your shares for cash.
					(Complete only if Box 2 is marked) Number of shares of Community Bank common stock to be exchanged for cash:	If you complete and return this form but do not check a box, your election will not be valid and will be deemed a "non-election".

3.     Required Signatures—Community Bank shareholders making an election must sign below.

        Pursuant to the Agreement and Plan of Merger, dated as of January 24, 2005 (as may be amended from time to time, the "Merger Agreement"), among Community Bank of Northern Virginia, a Virginia bank ("Community Bank"), Mercantile Bankshares Corporation, a Maryland corporation ("Bankshares"), and Mercantile-Safe Deposit and Trust Company, a Maryland bank and wholly-owned subsidiary of Bankshares ("MSD&T"), each outstanding share of the common stock, par value $0.333 1/3 per share, of Community Bank (the "Community Bank Common Stock") will be converted into the right to receive, without interest and subject to the proration procedures described therein and in this Letter of Transmittal and Election Form, either $20.375 in cash or 0.4005 of a share of the common stock, par value $2.00 per share, of Bankshares (such consideration, the "Merger Consideration"), all upon the terms and subject to the conditions provided in the Merger Agreement.

        The undersigned, upon the terms and subject to the conditions specified in this Election Form and Letter of Transmittal and in the Merger Agreement, hereby (i) elects to receive cash for the shares of Community Bank Common Stock specified in Section 2 above (the "Cash Election Shares") and (ii) delivers (and, in the case of shares held in unregistered form, instructs each of its nominee(s) and the transfer agent for the Community Bank Common Stock to deliver) such Cash Election Shares and any other shares represented by the certificate(s) delivered herwith (collectively, the "Surrendered Shares") to the exchange agent, American Stock Transfer & Trust Company, for surrender in exchange for the Merger Consideration, in each case upon the terms and subject to the conditions specified in this Election Form and Letter of Transmittal and in the Merger Agreement.

        The undersigned represents and warrants that the undersigned has full power and authority to submit, sell, assign, transfer and surrender the Surrendered Shares free and clear of all liens, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents reasonably deemed appropriate or necessary by Bankshares in connection with the delivery, surrender or exchange of such Surrendered Shares and/or any related certificate(s).

        The undersigned irrevocably constitutes and appoints the exchange agent, American Stock Transfer & Trust Company, as the true and lawful agent and attorney-in-fact of the undersigned with full power of substitution to surrender the Surrendered Shares, together with any related certificate(s) and any accompanying evidence of transfer and authenticity, in exchange for the Merger Consideration as provided in the Merger Agreement. Delivery of any enclosed certificate(s) shall be effected, and the risk of loss to such certificate(s) shall pass, only upon proper delivery thereof to the exchange agent. All authority herein conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned.

X

Signature of Shareholder	Taxpayer Identification Number	Date
X

Signature of Shareholder (If joint account)	Taxpayer Identification Number	Date

Name and Title of Trustee, Executor or Administrator, if applicable
X

Signature of Trustee, Executor or Administrator, if applicable		Date

In case the exchange agent needs to contact you, please provide your daytime telephone number and email address (if you have one):	MEDALLION SIGNATURE GUARANTEE Required only if Special Payment Instructions are provided.
( ) Area Code and Telephone Number
( ) Email Address
The signature(s) should be guaranteed by an eligible financial institution of a member of a registered national securities exchange or the NASD pursuant to Securities and Exchange Commission Rule 17Ad-15

4.     Special Payment and Special Delivery

  SPECIAL PAYMENT INSTRUCTIONS*
  (If applicable—see item 4 of Instructions)

  To be completed ONLY if cash payments are to be mailed to a recipient OTHER than the registered holder(s). Stock must be properly assigned and signatures guaranteed. For additional payment instructions, please attach additional sheet.

  Mail cash payments to (please print):

Name:
Address:

(Zip Code)
Taxpayer Identification or Social Security Number of Recipient:

*
The Medallion Signature Guarantee, above, must also be
completed if you designate Special Payment Instructions.

SPECIAL DELIVERY INSTRUCTIONS
(If applicable—see item 4 of Instructions)

To be completed ONLY if cash payments are to be made to the registered holder(s) but mailed to an address OTHER than the address of record as indicated above. For additional mailing instructions, please attach additional sheet.

Mail cash payments to (please print):

Name:
Address:

(Zip Code)

2

5.     Substitute Form W-9

PAYER'S NAME: MERCANTILE BANKSHARES CORPORATION

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service

Part 1—TAXPAYER IDENTIFICATION NO. FOR ALL ACCOUNTS ENTER YOUR TAXPAYER IDENTIFICATION NUMBER IN THE APPROPRIATE BOX. FOR MOST INDIVIDUALS AND SOLE PROPRIETORS, THIS IS YOUR SOCIAL SECURITY NUMBER. FOR OTHER ENTITIES, IT IS YOUR EMPLOYER IDENTIFICATION NUMBER. IF YOU DO NOT HAVE A NUMBER, SEE "OBTAINING A NUMBER" IN THE ENCLOSED GUIDELINES.

				Note: If the account is in more than one name, see the chart on the enclosed Guidelines to determine what number to enter.		Social Security Number(s) OR Employer Identification Number(s)

Payer's Request for Taxpayer Identification Number				Part 2—Certification—For Payees Exempt from Backup Withholding (see enclosed Guidelines) —Under penalties of perjury, I certify that:
(See item 5 of Instructions) Please fill in your name and address below.				(1)	The number shown on the form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and
Name				(2)
					I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and	Part 3— Awaiting TIN ☐
Business name, if different from above				(3)	I am a U.S. person (including a U.S. resident alien).

	Check appropriate box:
☐ ☐	Individual/Sole proprietor Partnership	☐ ☐	Corporation Other _____	Certificate Instructions—You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the enclosed Guidelines)
Address (number and street) City, State and Zip Code
SIGNATURE	DATE	, 2005

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE WITHHOLDING RATE OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW ITEM 5 OF THE ACCOMPANYING INSTRUCTIONS FOR ADDITIONAL INFORMATION AND THE ENCLOSED SUBSTITUTE FORM W-9 GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to you within 60 days, you are required to withhold the applicable withholding rate of all reportable payments thereafter made to me until I provide a number.

, 2005
Signature	Date

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SUBSTITUTE FORM W-9
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER

        Guidelines for Determining the Proper Identification Number—Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" means the Internal Revenue Service.

For this type of account:			Give the SOCIAL SECURITY number of—	For this type of account:		Give the EMPLOYER IDENTIFICATION number of—

1.	Individual		The individual	5.	Sole proprietorship or single-owner LLC	The owner(3)
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, any one of the individuals(1)	6.	A valid trust, estate, or pension trust	The legal entity(4)
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor(2)	7.	Corporate or LLC electing corporate status on Form 8832	The corporation
4.	a.	The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	8.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	9.	Partnership or multi-member LLC	The partnership
				10.	A broker or registered nominee	The broker or nominee
				11.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
(2)
Circle the minor's name and furnish the minor's social security number.
(3)
You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).
(4)
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:    If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

        If you don't have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1(800) TAX-FORM, and apply for a number.

Payees Exempt From Backup Withholding

Payees specifically exempted from withholding include:

  •
  An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

  •
  The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly owned agency or instrumentality of any one or more of the foregoing.

  •
  An international organization or any agency or instrumentality thereof.

  •
  A foreign government or any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

  •
  A corporation.

  •
  A financial institution.

  •
  A dealer in securities or commodities required to register in the United States, the District of Columbia, or possession of the United States.

  •
  A real estate investment trust.

  •
  A common trust fund operated by a bank under Section 584(a).

  •
  An entity registered at all times during the tax year under the Investment Company Act of 1940.

  •
  A middleman known in the investment community as a nominee or custodian.

  •
  A futures commission merchant registered with the Commodity Futures Trading Commission.

  •
  A foreign central bank of issue.

  •
  A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

  •
  Payments to nonresident aliens subject to withholding under Section 1441.

  •
  Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

  •
  Payments of patronage dividends not paid in money.

  •
  Payment made by certain foreign organizations.

  •
  Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

  •
  Payment of interest or obligations issued by individuals. (Note: you may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer).

  •
  Payment of tax-exempt interest (including exempt-interest dividends under Section 852).

  •
  Payments described in Section 6049(b)(5) to nonresident aliens.

  •
  Payments on tax-free covenant bonds under Section 1451.

  •
  Payments made by certain foreign organizations.

  •
  Mortgage or student loan interest paid to you.

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        Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N and the regulations thereunder.

        Exempt payees should complete a Substitute Form W-9 to avoid possible erroneous backup withholding. Furnish your taxpayer identification number, write "exempt" on the face of the form, sign and date the form and return it to the payer.

Privacy Act Notice

        Section 6109 requires you to provide your correct taxpayer identification number to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return. The IRS may provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal non-tax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Effective January 1, 2002, payers must generally withhold the applicable withholding rate of taxable interest, dividend, and certain other payments made to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)
Failure to Furnish Taxpayer Identification Number—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)
Civil Penalty for False Information With Respect to Withholding—If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)
Criminal Penalty for Falsifying Information—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)
Misuse of TINs—If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONSULT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

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QuickLinks

COMMUNITY BANK OF NORTHERN VIRGINIA INSTRUCTIONS AND FORMS FOR CASH ELECTION
INSTRUCTIONS FOR COMPLETING THE ELECTION FORM AND LETTER OF TRANSMITTAL
SUBSTITUTE FORM W-9 GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER